UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

SOLEXA, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22570	94-3161073
(Commission File No.)	(IRS Employer Identification No.)

25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 670-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBITS
EXHIBIT 10.56
EXHIBIT 99.1

Item 1.01       Entry into a Material Definitive Agreement

On March 22, 2005, Linda Rubinstein joined Solexa, Inc. (“Solexa”) as Vice President and, effective upon the filing of Solexa’s annual report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, Chief Financial Officer, and in any event no later than April 30, 2005. Solexa entered into a letter agreement (the “Letter Agreement”) with Ms. Rubinstein on March 23, 2005. Under the terms of the Letter Agreement, Ms. Rubinstein will receive an initial base salary of $225,000 per year which shall increase to $250,000 on July 1, 2005, an annual bonus with a target of 30% of base salary, stock option grants of not less than 45,000 shares within 30 days following the first and second anniversaries of her start date, each of which vest and become exercisable in 48 equal installments over 4 years from the respective grant dates subject to approval by the Board of Directors (the “Board”). If Solexa successfully completes a financing within six months of Ms. Rubinstein’s start date which results in at least $10,000,000 in available funds to Solexa, Ms. Rubinstein will be granted an additional nonstatutory stock option grant of 141,000 shares pursuant to Solexa’s 1992 Stock Option Plan (the “Plan”), subject to Board approval. In addition, if (i) Ms. Rubinstein’s employment is terminated without Cause (as defined in the Letter Agreement) by Solexa, (ii) Ms. Rubinstein resigns with Good Reason (as defined in the Letter Agreement), (iii) Ms. Rubinstein’s employment is terminated without Cause by Solexa or any successor to or acquiring entity of Solexa within 30 days prior to, upon or within 12 months after an Asset Sale, Merger, Consolidation, or Reverse Merger (each as defined in the Plan), or (iv) Ms. Rubinstein resigns for Good Reason within thirty days prior to, upon or within 12 months after an Asset Sale, Merger, Consolidation or Reverse Merger of Solexa, she will be eligible to receive severance compensation of between 4.5 to 6 months of her final base salary, 100% of her target bonus, prorated to the percent of the year completed, and two years acceleration of the vesting and exercisability of any outstanding stock options granted to her. A copy of the Letter Agreement is attached hereto as Exhibit 10.56 and is incorporated herein by reference.

Solexa also intends to enter into an indemnity agreement with Ms. Rubinstein.

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Kathy A. San Roman, Acting Chief Financial Officer and Vice President, Human Resources & Administration has resigned as Acting Chief Financial Officer effective upon the filing of Solexa’s Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission. Ms. San Roman will continue with Solexa as Vice President, Human Resources & Administration.

(c) Please see Item 1.01 above.

Linda Rubinstein, age 38, joined Solexa in March 2005 as Vice President and, effective upon the filing of Solexa’s annual report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission, Chief Financial Officer, and in any event no later than April 30, 2005. Prior to joining Solexa, Ms. Rubinstein was a principal at RDJ Advisors, a biotechnology financial consultancy. From 2001 to 2003, Ms. Rubinstein was Vice President, Finance at ChemoCentryx, Inc., a privately held biotechnology company. From 1993 to 2001, Ms. Rubinstein was an investment banker at Lehman Brothers Inc., an investment banking firm, most recently as Senior Vice President, Global Healthcare Group. Ms. Rubinstein received B.A. and M.A. degrees in Economics from UCLA.

A copy of the press release announcing the appointment of Ms. Rubinstein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(c)       Exhibits:

10.56	Letter Agreement, dated as of March 23, 2005, by and between Solexa, Inc. and Linda Rubinstein.

99.1	Press Release, dated March 29, 2005, entitled “Solexa Names Linda Rubinstein Vice President and CFO.”

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.

Dated: March 29, 2005	By:	/s/ John West
	Name:	John West
	Title:	Chief Executive Officer

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EXHIBITS

10.56	Letter Agreement, dated as of March 23, 2005, by and between Solexa, Inc. and Linda Rubinstein.

99.1	Press Release, dated March 29, 2005, entitled “Solexa Names Linda Rubinstein Vice President and CFO.”